UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K/A

__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 15, 2021

Elys Game Technology, Corp.

(Exact name of Registrant as specified in its charter)

(Former name or former address, if changed since last report)

Delaware	001-39170	33-0823179
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

130 Adelaide Street West, Suite 701

Toronto, Ontario M5H 2K4, Canada

(Address of Principal Executive Offices)

1-628-258-5148

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ELYS	The Nasdaq Capital Market

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

As previously reported in the Current Report on Form 8-K, filed by Elys Game Technology Corp (the “Company” or “Elys”) with the Securities and Exchange Commission (“SEC”) on July 7, 2021 (the “Initial Form 8-K”), Elys entered into a Membership Purchase Agreement (the “Purchase Agreement”) with Bookmakers Company US LLC (“USB”). As reported in the Current Report on Form 8-K, filed by the Company with the SEC on July 15, 2021 (the “July 15, 2021 Form 8-K”), the closing of the transactions contemplated by the Purchase Agreement occurred on July 15, 2021, pursuant to which the Company acquired 100% of the members interests of USB (the “Acquisition”).

This Amendment No. 1 on Form 8-K (“Amendment No. 1”) amends the July 15, 2021 Form 8-K to include financial information required under Item 9.01, which was not previously filed with the July 15, 2021 Form 8-K and which is permitted to be filed by amendment no later than 71 calendar days after the date on which the July 15, 2021 Form 8-K was required to be filed. Except as stated in this Explanatory Note, no other information contained in the July 15, 2021 Form 8-K is changed. This Amendment No. 1 should be read in conjunction with the Initial Form 8-K and the July 15, 2021 Form 8-K, which provides a more complete description of the Acquisition.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

•	The audited financial statements of Bookmakers Company US, LLC as of and for the years ended December 31, 2020 and 2019 are filed as Exhibit 99.1 to this Amendment No. 1. The attached audited financial statements of USB have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”).
•	The unaudited financial statements of Bookmakers Company US, LLC as of and for the quarters ended March 31, 2021 and 2020 are filed as Exhibit 99.2 to this Amendment No. 1. The attached unaudited financial statements of USB have been prepared in accordance with U.S. GAAP.

(b) Pro Forma Financial Information.

•	The following unaudited pro forma condensed combined financial information of Elys and USB are filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference:

(1)	Unaudited Pro forma Condensed Combined Balance Sheet as at March 31, 2021
(2)	Unaudited Pro Forma Condensed Combined Statement of Operations for the Three Months Ended March 31, 2021
(3)	Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2020

(c) Exhibits.

Exhibit No.	Description

23.1	Consent of BDO USA, LLP with respect to the audited financial statements of Bookmakers Company US, LLC for the years ended December 31, 2020 and 2019.
99.1	Audited financial statements of Bookmakers Company US, LLC as of and for the years ended December 31, 2020 and 2019
99.2	Unaudited financial statements of Bookmakers Company US LLC as of and for the quarters ended March 31, 2021 and 2020
99.3	Unaudited pro forma condensed combined balance sheet as at March 31, 2021 and unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2021 and for the year ended December 31, 2020 of Elys Game Technology Corp and Bookmakers Company US, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2021	ELYS GAME TECHNOLOGY CORP

	By:	/s/ Michele Ciavarella
	Name:	Michele Ciavarella
	Title:	Executive Chairman, and Interim Chief Executive Officer